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                                                                      EXHIBIT 21

                      UNITED RENTALS (NORTH AMERICA), INC.
                            U.S./CANADA SUBSIDIARIES

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                                                                                  STATE OF
                        NAME OF SUBSIDIARY                      FEIN            INCORPORATION
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
     1297334 Ontario Inc.                                     N/A              Ontario
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     A&A Tool Rentals & Sales, Inc.                           94-1729580       California
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     Access Rentals, Inc.                                     16-1056415       New York
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     Adco Equipment, Inc.                                     95-3448693       California
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     Adco Equipment Supply, Inc                               95-4299564       California
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     Anderson Oregon Rental, Inc.                             93-0510737       Oregon
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     Anderson Washington Rental, Inc.                         91-1631856       Washington
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     Arrow Equipment Company                                  36-2748973       Illinois
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     Bear Associates, Inc.                                    22-2709819       Delaware
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     BNR Equipment, Inc.                                      16-1487245       New York
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     Coran Enterprises, Incorporated                          94-2292438       California
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     Dealers Service Co.                                      22-1944238       New Jersey
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     Grand Valley Equipment Co.                               38-2279574       Michigan
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     Greyfox Equipment, Inc.                                  06-1428330       Connecticut
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     High Reach, Inc.                                         93-0257120       Oregon
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     High Reach Co., Inc.                                     23-1737104       Pennsylvania
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     Independent Scissor Lifts, Inc.                          94-2505169       California
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     Independent Scissor Lifts Southwest, Inc.                77-0128277       California
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     Kubota of Grand Rapids, Inc.                             38-2700834       Michigan
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     Lift Systems, Inc.                                       36-3521018       Illinois
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     Madison Equipment Sales and Rental, Inc.                 63-0972387       Alabama
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     McClinch, Inc.                                           06-1248608       Connecticut
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     McClinch Equipment Services, Inc.                        06-1290867       Connecticut
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     Mercer Equipment Company                                 56-1686482       North Carolina
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     Mid-Mountain Machinery, Inc.                             91-0701094       Washington
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     Misco Rents, Inc.                                        35-1804651       Indiana
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     Mission Valley Rentals, Inc.                             94-2367404       California
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     Nevada High Reach Equipment, Inc.                        88-0208294       Nevada
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     Palmer Equipment Company, Inc.                           38-2216420       Michigan
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     Paul E. Carlson, Inc.                                    41-1346079       Minnesota
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     Phoenix Rental Corporation                               39-1687454       Wisconsin
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     Powers Rentals and Sales, Inc.                           94-1619789       California
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     Rental Tools & Equipment Co. International, Inc.         52-1178782       Maryland
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     Rentals Unlimited, Incorporated                          05-0373691       Rhode Island
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     Ross Equipment Corporation                               34-0753137       Ohio
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     Rylan, Inc.                                              51-0374193       Delaware
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     Space Maker Systems of Va., Inc.                         54-1696593       Virginia
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     United Equipment Rental of Houston, Inc.                 76-0551618       Texas
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     United Rentals of Canada, Inc.                           N/A              Ontario
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            1292655 Ontario Limited                           N/A              Ontario
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            Access Lift Equipment, Inc.                       N/A              Canada
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            Ray-Gordon Equipment Limited                      N/A              Ontario
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            Reitzel Rentals, Ltd.                             N/A              Ontario
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            Select Equipment Ltd.                             N/A              Ontario
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
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                                                                                  STATE OF
                        NAME OF SUBSIDIARY                      FEIN            INCORPORATION
                        ------------------                      ----            -------------
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
     United Rentals of Canada (Quebec), Inc.                  N/A              Quebec
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     United Rentals of Colorado, Inc.                         84-1092722       Colorado
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     United Rentals of Kentucky, Inc.                         06-1522041       Kentucky
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     United Rentals of Mid-Atlantic, Inc.                     22-2470136       New Jersey
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     United Rentals of New England, Inc.                      06-1164236       Connecticut
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     United Rentals of New Jersey, Inc.                       06-1520087       Delaware
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     United Rentals of New York, Inc.                         06-1512550       New York
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     United Rentals of Southern California, Inc.              95-2592018       California
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     United Rentals of Utah, Inc.                             06-1506299       Utah
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     United Rents Et. Al., Inc.                               06-1507810       California
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     UR Acquisition Corporation                               N/A              Delaware
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     Valley Rentals, Inc.                                     91-0856154       Washington
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     Yankee Equipment Corporation                             06-0955659       Connecticut
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